SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2005

OLIN CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza, Suite 1530, Clayton, MO	63105-3443
(Address of principal executive offices)	(Zip Code)

(314) 480-1400

(Registrant’s telephone number, including area code)

501 Merritt 7, P.O. Box 4500, Norwalk, CT 06856-4500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 26, 2005, Olin’s Board of Directors authorized the company to enter into Executive Agreements and Executive Change in Control Agreements with each of the following officers:

Stephen Curley

John Fischer

Jeffrey Haferkamp

Richard Hammett

Dennis McGough

These agreements provide for payments of specified benefits if the employee is terminated without cause, and additional pay, benefits and pension credit if the employee is terminated after a change in control. This description is qualified by reference to the forms of both agreements, which are attached as Exhibits 99.1 and 99.2, and incorporated into this Item 1.01 by reference.

On January 26, 2005, Olin’s Board of Directors also adopted a restatement of the Olin Corporation Amended and Restated 1997 Stock Plan for Non-Employee Directors. The revisions to the restated plan include several clarifying language changes, as well as certain substantive changes from the form of the plan currently in effect:

•	revised definition of “change in control” to comply with the definition required under Section 409A of the Internal Revenue Code, as amended (Section 409A),

•	new definitions of “disability,” “gross fair market value” and “group” to tie to the requirements of Section 409A,

•	retainer and meeting fees credited two weeks after Board meeting (rather than the second Thursday after the meeting), to accommodate changes in board meeting dates,

•	revision of deferral provisions to comply with Section 409A requirements,

•	calculation of the number of annual retainer shares received by a director who joins the Board during the year based on one-twelfth of the total shares issued to the other directors (rather than taking one-twelfth of the monetary value of the shares received by other directors for the full year and converting that number into shares at the market value at the time the new director joins the Board),

•	250,000 share increase in the total shares available for issuance under the Directors Plan, and

•	clarification that shares paid out in cash do not count against total share number.

The restated plan takes effect immediately, except that the provisions related to shares available for issuance under the plan are contingent upon shareholder approval. This description is qualified by reference to the form of the amended and restated plan, a copy of which is attached as Exhibit 99.3 and incorporated into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit
99.1	Form of Executive Agreement

99.2	Form of Executive Change in Control Agreement

99.3	Olin Corporation Amended and Restated 1997 Stock Plan for Non-Employee Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION

By:	/s/ George H. Pain
Name:	George H. Pain
Title:	Vice President,
General Counsel and Secretary

Date: January 28, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Form of Executive Agreement

99.2	Form of Executive Change in Control Agreement

99.3	Olin Corporation Amended and Restated 1997 Stock Plan for Non-Employee Directors